Interest Rate Swap Transaction

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between:

JPMORGAN CHASE BANK, N.A.

("JPMorgan")

and

WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Swap Trustee for the Swap

Trust for the J.P. Morgan Alternative Loan Trust 2006-S4

(the "Counterparty")

on the Trade Date and identified by the JPMorgan Deal Number specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below, and supersedes any previous confirmation or other writing with respect to the transaction described below.

The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated as of November 29, 2006, as amended and supplemented from time to time (the "Agreement"), between JPMORGAN CHASE BANK, N.A. ("JPMorgan") and WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-S4 (the "Counterparty"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Interest Rate Swap Transaction to which this Confirmation relates are as follows:

A. TRANSACTION DETAILS

JPMorgan Deal Number(s):	6900028872205
Notional Amount:	Per attached schedule in Exhibit A
Trade Date:	November 14, 2006
Effective Date:	November 30, 2006
Termination Date:	November 25, 2010 subject to adjustment in accordance with the Following Business Day Convention
Fixed Amounts: Fixed Rate Payer:	Counterparty
Fixed Rate Payer Period End Dates:	The 25th of each month in each year commencing with December 25, 2006 to and including the Termination Date, subject to no adjustment
Fixed Rate Payer Payment Dates:	The Fixed Rate Payer Period End Date, subject to adjustment in accordance with the Following Business Day Convention
Fixed Rate:	5.044 percent
Fixed Rate Day Count Fraction:	30/360
Business Days:	New York
Floating Amounts: Floating Rate Payer:	JPMorgan
Floating Rate Payer Period End Dates:	The 25th of each month in each year commencing with December 25, 2006 to and including the Termination Date, subject to no adjustment.
Floating Rate for initial Calculation Period:	5.3180 percent
Floating Rate Payer Payment Dates: Floating Rate Option:	Two (2) Business days preceding each Floating Rate Payer Period End Date. USD-LIBOR-BBA

Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Business Days:	New York
Calculation Agent:	JPMorgan, unless otherwise stated in the Agreement.
B. ACCOUNT DETAILS
Payments to JPMorgan in USD:	JPMORGAN CHASE BANK NA JPMORGAN CHASE BANK NA BIC: CHASUS33XXX ABA: 02 1 00002 1 AC No: 099997979 Ref: # JPALT 2006-S4
Payments to Counterparty in USD:	Wells Fargo Bank, NA For Credit to: SAS Clearing ABA #: 121-000-248 Acct #: 3970771416 Acct Name: SAS Clearing FFC: JPMALT 2006-S4 Swap Acct # 50964501
C. OFFICES
JPMorgan:	NEW YORK
Counterparty:	MARYLAND

D. RELATIONSHIP BETWEEN PARTIES

Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(a)

Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the Terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction. Wells Fargo Bank, N.A. is acting not in its individual capacity but solely as Swap Trustee and has been directed to enter into the transaction.

(b)

Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

(c)

 Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

E. SWAP TRUSTEE CAPACITY

It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Trustee (i) this Confirmation is executed and delivered by WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-S4, Mortgage Pass-Through Certificates, Series 2006-S4 under the Pooling and Servicing Agreement, dated as of November 1, 2006 (the "Pooling and Servicing Agreement"), among J.P. Morgan Acceptance Corporation I, as depositor, J.P. Morgan Mortgage Acquisition Corp., as seller, U.S. Bank National Association, as trustee, Wells Fargo Bank, NA., as master servicer and securities administrator, in the exercise of the powers and authority conferred and vested in it thereunder, (ii) under no circumstances shall Wells Fargo Bank, NA., in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation, and (iii) each of the representations, undertakings and agreements herein made on behalf of the Counterparty is made and intended not as personal representations, undertakings and agreements of the Counterparty.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: JPMorgan Deal Number(s): 6900028872205

JPMorgan Chase Bank, N.A.

/s/ Edward R. Robinson Jr.

Name:

Edward R. Robinson Jr.

Title:

Associate

Accepted and confirmed as of the date first written:

WELLS FARGO BANK, N.A. not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the J.P. Morgan Alternative Loan Trust 2006-S4

/s/ Darron Woodus

Name: Darron Woodus

Title: Assistant Vice President

Your reference number:

Exhibit A

period start	period end	notional amour
11/30/2006	12/25/2006	293,817,000.00
12/25/2006	1/25/2007	288,113,499.32
1/25/2007	2/25/2007	281,954,379.77
2/25/2007	3/25/2007	275,358,076.99
3/25/2007	4/25/2007	268,341,696.06
4/25/2007	5/25/2007	260,927,386.44
5/25/2007	6/25/2007	253,141,643.97
6/25/2007	7/25/2007	245,025,298.05
7/25/2007	8/25/2007	236,604,314.39
8/25/2007	9/25/2007	228,034,838.00
9/25/2007	10/25/2007	219,398,779.31
10/25/2007	11/25/2007	210,821,277.20
11/25/2007	12/25/2007	202,449,018.88
12/25/2007	1/25/2008	194,278,849.81
1/25/2008	2/25/2008	186,305,915.18
2/25/2008	3/25/2008	178,525,476.38
3/25/2008	4/25/2008	170,932,908.27
4/25/2008	5/25/2008	163,523,696.42
5/25/2008	6/25/2008	156,293,434.52
6/25/2008	7/25/2008	149,237,821.73
7/25/2008	8/25/2008	142,352,660.24
8/25/2008	9/25/2008	135,633,852.75
9/25/2008	10/25/2008	129,077,400.09
10/25/2008	11/25/2008	118,875,635.90
11/25/2008	1212512008	108,698,882.89
12/25/2008	1/25/2009	98,768,136.14
1/25/2009	2/25/2009	89,077,479.47
2/25/2009	3/25/2009	79,621,138.43
3/25/2009	4/25/2009	70,393,476.92
4/25/2009	5/25/2009	61,388,993.92
5/25/2009	6/25/2009	52,602,320.18
6/25/2009	7/25/2009	44,028,215.15
7/25/2009	8125/2009	37,337,317.63
8/25/2009	9/25/2009	33,650,777.17
9/25/2009	10/25/2009	30,053,457.90
10/25/2009	11/25/2009	26,543,212.30
11/25/2009	12/25/2009	23,117,944.33
12/25/2009	1/25/2010	22,517,787.65
1/25/2010	2/25/2010	20,134,528.10
2/25/2010	3/25/2010	17,815,961.56
3/2512010	4/25/2010	15,560,455.25
4/25/2010	5/25/2010	13,366,416.32
5/25/2010	6/25/2010	11,232,290.91
6/25/2010	7/25/2010	9,156,563.24
7/25/2010	8/25/2010	7,137,754.65
8/25/2010	9/25/2010	5,174,422.69
9/25/2010	10/25/2010	3,265,160.33
10/25/2010	11/25/2010	1,408,594.99

Client Service Group

All queries regarding confirmations should be sent to:

JPMorgan Chase Bank, N.A.

Contacts

JPMorgan Contact

Telephone Number

Client Service Group

(001) 3026344960

Group E-mail address:

Facsimile:

(001) 8888033606

Telex:

Cable:

Please quote the JPMorgan deal number(s): 6900028872205